Exhibit 23(b)


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Procter & Gamble Company on Form S-8 of our report dated August 1, 2000, incorporated by reference in the Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2000.

We additionally consent to the reference to us under the heading "Experts" in this Registration Statement.


/S/DELOITTE & TOUCHE LLP
---------------------------
Deloitte & Touche LLP
Cincinnati, Ohio

September 29, 2000